UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Prospect Flexible Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

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PROSPECT FLEXIBLE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
March 1, 2021
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders, or the Special Meeting, of Prospect Flexible Income Fund, Inc. (f/k/a TP Flexible Income Fund, Inc.), a Maryland corporation (the “Fund”), to be held virtually on March 31, 2021, at 3:00 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PFIF2021SM. By accessing this live audio webcast, you will be able to participate in the Special Meeting, including by voting and submitting questions. The Special Meeting is being held virtually due to public health concerns related to the coronavirus pandemic and to support the health and well-being of the Fund’s stockholders, directors, officers, service providers, personnel and other stakeholders.

    The notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, holders of the outstanding shares of the Fund’s common stock (“stockholders”) will be asked to approve an investment advisory agreement between the Fund and Prospect Capital Management L.P.

The Fund’s Board of Directors believes that the investment advisory agreement is in the best interest of the Fund and unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Special Meeting.

It is important that you be represented at the Special Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Special Meeting virtually via the live audio webcast. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Special Meeting, you may revoke your proxy prior to its exercise and vote at the Special Meeting virtually. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, at (800) 758-5880.
Further, from time to time the Fund may repurchase a portion of its common stock and is notifying you of such intention as required by applicable securities law.
Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

PROSPECT FLEXIBLE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 31, 2021
To the Stockholders of Prospect Flexible Income Fund, Inc.:
The special meeting of stockholders, or the Special Meeting, of Prospect Flexible Income Fund, Inc. (f/k/a TP Flexible Income Fund, Inc.), a Maryland corporation (“FLEX” or the “Fund”), will be held virtually on March 31, 2021, at 3:00 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PFIF2021SM. By accessing this live audio webcast, you will be able to participate in the Special Meeting, including by voting and submitting questions. The Special Meeting is being held virtually due to public health concerns related to the coronavirus pandemic and to support the health and well-being of the Fund’s stockholders, directors, officers, service providers, personnel and other stakeholders.
The Special Meeting is being held for the following purposes:
•To approve the investment advisory agreement between the Fund and Prospect Capital Management L.P.
•To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.
The Fund’s Board of Directors believes that the investment advisory agreement is in the best interest of the Fund and unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Special Meeting.

You have the right to receive notice of and to vote at the Special Meeting if you were a holder of record of the Fund’s outstanding common stock at the close of business on March 1, 2021 (the “Record Date”). Please complete, sign, date and return your proxy card to the Fund in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Special Meeting virtually via the live audio webcast. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card(s). If you attend the Special Meeting, you may revoke your proxy prior to its exercise and vote at the Special Meeting virtually. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Special Meeting is convened, the Special Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Fund.
    If you are a stockholder as of the Record Date you may participate in the Special Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFIF2021SM. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Special Meeting, including by voting and submitting questions, you must contact American Stock Transfer & Trust via email (proxy@astfinancial.com) to request a control number by March 30, 2021. If you do not have your control number, you may still attend the Special Meeting via the live audio webcast as a guest but will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Special Meeting via the live audio webcast 15 minutes prior to the start time. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PFIF2021SM. Online check-in will begin at 2:45 p.m. Eastern Time. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Special Meeting or about voting, please call our solicitor, AST Fund Solutions, LLC, at (800) 967-0261.

As always, the Fund encourages you to vote your shares at the Special Meeting.
If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, our proxy solicitor, at (800) 758-5880.

By Order of the Board of Directors,
                                                        Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
March 1, 2021

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Special Meeting, you still may attend the Special Meeting, revoke your proxy, and vote your shares virtually.

PROSPECT FLEXIBLE INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702

PROXY STATEMENT
Special Meeting of Stockholders
This proxy statement, (this “Proxy Statement”), is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Prospect Flexible Income Fund, Inc. (f/k/a TP Flexible Income Fund, Inc.), a Maryland corporation (“FLEX,” the “Fund,” or “we,” “us,” or “our”), for use at our special meeting of stockholders (the "Special Meeting"), to be held virtually on March 31, 2021, at 3:00 p.m., Eastern Time, at www.virtualshareholdermeeting.com/PFIF2021SM. By accessing this live audio webcast, you will be able to participate in the Special Meeting, including by voting and submitting questions. The Special Meeting is being held virtually due to public health concerns related to the coronavirus pandemic and to support the health and well-being of the Fund’s stockholders, directors, officers, service providers, personnel and other stakeholders.
The Board has fixed the close of business on March 1, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 2,379,084 shares of FLEX’s common stock were issued and outstanding. Each share of the common stock is entitled to one vote.

This Proxy Statement and the accompanying proxy card are first being released to stockholders on or about March 2, 2021.

Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Special Meeting. The presence at the Special Meeting, in person (virtually) or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the Special Meeting will constitute a quorum for the transaction of business for the Fund. If a quorum is not met by the Fund, or if there are not sufficient votes to approve a proposal, then we may adjourn the Special Meeting and may incur additional expenses to continue to solicit additional votes.

We have engaged AST Fund Solutions, LLC as our proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting at the Special Meeting virtually or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you return a properly executed proxy card but give no voting instructions, your shares will be voted FOR the approval of (i) the New Advisory Agreement (as defined below) and (ii) the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Special Meeting virtually. Any stockholder of record attending the Special Meeting virtually via the live audio webcast may vote whether or not he or she has previously authorized a proxy.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. If you attend the Special Meeting virtually, you may revoke your proxy prior to its exercise and vote at the Special Meeting virtually. No stockholders of the Fund have any dissenters’ or appraisal rights in connection with any of the proposals described herein.

If you are a stockholder as of the Record Date you may participate in the Special Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFIF2021SM. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Special Meeting, including by voting and submitting questions, you must contact American Stock Transfer & Trust via email (proxy@astfinancial.com) to request a control number by March 30, 2021. If you do not have your control number, you may still attend the Special Meeting via the live audio webcast as a guest but will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Special Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 2;45 p.m. Eastern Time. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PFIF2021SM. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Special Meeting or about voting, please call our solicitor, AST Fund Solutions, LLC, at (800) 967-0261.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MARCH 31, 2021

The following materials relating to this Proxy Statement are available at https://vote.proxyonline.com/flexible/docs/flex.pdf:
•    this Proxy Statement, including the accompanying form of proxy card; and

•    the accompanying Notice of Special Meeting.

Purpose of Special Meeting
The Special Meeting has been called for the following purposes:
•To approve the investment advisory agreement (the “New Advisory Agreement”) between the Fund and Prospect Capital Management L.P. (“PCM” or the “New Investment Adviser”).
•To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.
As discussed in more detail under Proposal 1 below, stockholders are being asked to approve the New Advisory Agreement with PCM as a result of a decision by the Board to conditionally terminate the Fund’s current investment advisory agreement with Prospect Flexible Income Management, LLC (“PFIM”) so that the Fund may enter into the New Advisory Agreement with PCM, which is the operating member of PFIM. The Board has approved, and recommends that stockholders approve, the New Advisory Agreement to allow for continuity of management services and future expense waivers pursuant to an expense limitation agreement, which the Board believes are in the best interests of the Fund.

Quorum Required
A quorum must be present at the Special Meeting for any business to be conducted for the Fund. The Fund’s bylaws provide that the presence at the Special Meeting, in person (virtually) or by proxy, of the holders of shares of the Fund’s outstanding stock entitled to cast one-third of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under our charter, applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person (virtually) or by proxy of the holders of shares entitled to cast a one-third of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.
Shares that are present at the Special Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

    If a quorum is not present at the Special Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Special Meeting or, if a stockholder vote is called, the stockholders who are present in person (virtually) or by proxy at the Special Meeting, may adjourn the Special Meeting from time to time to permit further solicitation of proxies.

Votes Required
New Advisory Agreement. The affirmative vote of a majority of the Fund’s outstanding voting securities is required to approve the New Advisory Agreement between the Fund and PCM. The Investment Company Act of 1940, as amended (the “1940 Act”), defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s voting securities.
Additional Solicitation. If there are not enough votes to approve a proposal at the Special Meeting, the stockholders, by the affirmative vote of a majority of the votes cast for the proposal, may approve the adjournment of the Special Meeting for the Fund with respect to any or all of the proposals, to permit the further solicitation of proxies with respect to any proposal.
If a quorum is present, a stockholder vote may be called on the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposals.

Information Regarding This Solicitation
The Fund will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and the proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

    In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Fund, officers or employees of PCM and/or Prospect Administration LLC (“Prospect Administration”), the Fund’s administrator. No additional compensation will be paid to directors, officers or employees for such services.

The Fund has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for the Special Meeting for a fee of approximately $28,326, which is inclusive of out-of-pocket expenses.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, or by the person submitting a properly executed, later-dated proxy or attending the Special Meeting and voting virtually. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

If you are a stockholder as of the Record Date you may participate in the Special Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PFIF2021SM. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares are registered in your name with Phoenix American Financial Services, Inc.) and want to participate in the Special Meeting, including by voting and submitting questions, you must contact American Stock Transfer & Trust via email (proxy@astfinancial.com) to request a control number by March 30, 2021. If you do not have your control number, you may still attend the Special Meeting via the live audio webcast as a guest but will not have the option to ask questions or vote your shares during the meeting.

We encourage you to access the Special Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 2:45 p.m. Eastern Time. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PFIF2021SM. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares. If you have any other questions about the Special Meeting or about voting, please call our solicitor, AST Fund Solutions, LLC, at (800) 967-0261.

Investment Advisers and Administrator
PFIM currently serves as the Fund’s investment adviser and Prospect Administration serves as the Fund’s administrator. PCM is proposed to serve as the Fund’s new investment adviser pursuant to the New Advisory Agreement if the New Advisory Agreement is approved by stockholders at the Special Meeting. PCM is the operating member of PFIM and PCM’s employees provide all of the Fund’s current investment oversight and day to day management. PFIM, PCM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016.

Security Ownership of Certain Beneficial Owners and Management
The Fund’s directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Fund, as defined in the 1940 Act.
The following table sets forth, as of March 1, 2021, certain ownership information with respect to the Fund’s common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common stock and the beneficial ownership of the Fund’s current directors, the Fund’s executive officers, and the executive officers and directors as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of the Fund’s shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common stock he or she beneficially owns and has the same address as the Fund. The Fund’s address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Shares of Common Stock Outstanding
5% or more holders
None
Interested Directors
M. Grier Eliasek(3)	—	—
Independent Directors
Andrew C. Cooper	—	—
William J. Gremp	—	—
Eugene S. Stark	—	—
Executive Officers
Kristin Van Dask	—	—
Executive officers and directors as a group (5 persons)	—	—
_______________________________
*    Represents less than one percent.
(1)    The business address of each director and executive officer of the Fund is c/o Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Assumes no other purchases or sales of the Fund’s common stock since the most recently available Commission filings. This assumption has been made under the rules and regulations of the Commission and does not reflect any knowledge that the Fund has with respect to the present intent of the beneficial owners of the Fund’s common stock listed in this table.
(3)    Mr. Eliasek also serves as the Chief Executive Officer and President of the Fund.

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Fund and equity securities beneficially owned by each director within the same family of investment companies as of March 1, 2021. Information as to beneficial ownership is based on information furnished to the Fund by the directors. The Fund is part of a “family of investment companies,” as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and Prospect Capital Corporation (“PSEC” and, collectively with Priority and FLEX, the “Fund Complex”).

Name of Director	Dollar Range of Equity Securities in FLEX (1)(2)	Dollar Range of Equity Securities in Priority(1)(2)	Dollar Range of Equity Securities in PSEC(1)(2)
Interested Directors
M. Grier Eliasek	None	None	Over $100,000
Independent Directors
Andrew C. Cooper	None	None	None
William J. Gremp	None	None	$50,000 - $100,000
Eugene S. Stark	None	None	Over $100,000
_______________________________
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which requires pecuniary interest.
(2)    The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

PROPOSAL 1: APPROVAL OF THE NEW ADVISORY AGREEMENT
Background and Reason for Vote

    Under the existing investment advisory agreement, dated March 31, 2019 (the “Existing Advisory Agreement”), between the Fund and PFIM. PFIM has served as the Fund’s investment adviser and has been responsible for the Fund’s overall investment strategy and its implementation, subject to the overall supervision of the Board, since the date of the Existing Advisory Agreement. The Fund’s stockholders approved the Existing Advisory Agreement on March 15, 2019, and the Board, including all of the Independent Directors (as defined below), approved an annual renewal of the Existing Advisory Agreement on June 17, 2020.

During the Fund’s fiscal year ended June 30, 2020, PFIM earned base management fees totaling $708,464 and no incentive fees under the Existing Advisory Agreement, which base management fees were waived by PFIM pursuant to the Expense Limitation Agreement, dated March 31, 2019 (the “Former ELA”), by and between the Fund and PFIM. During the Fund’s fiscal quarter ended December 31, 2020, PFIM earned base management fees totaling $184,345 and no incentive fees under the Existing Advisory Agreement, which base management fees were not waived by PFIM pursuant to the Former ELA as a result of a non-waiver election made by Triton Pacific Adviser, LLC, a member of PFIM and an affiliate of Triton Pacific Securities, LLC, the Fund’s former dealer manager for its former registered continuous public offering of shares of its common stock. As a result of such non-waiver election, on February 17, 2021, the Board, including all of the Independent Directors, approved the termination of the Former ELA in accordance with its terms, and the Former ELA terminated effective February 17, 2021. The Fund did not pay any fees and has no obligation to pay any fees to PFIM in connection with the termination of the Former ELA. Because fee waivers were voluntary under the Former ELA, and because the Board believes that Triton Pacific Adviser, LLC would continue to make a non-waiver election, the Board does not believe that the termination of the Former ELA will have any impact on the Fund’s expenses.

    Prospect Capital Management L.P. (“PCM”), the operating member of PFIM, is responsible for making all investment and operational decisions for PFIM. PFIM is led, managed and operated by a team of investment and operations professionals from the investment and operations teams of PCM and its affiliate, Prospect Administration. These PCM individuals are responsible for the day-to-day operations of PFIM and are responsible for developing, recommending and implementing the Fund’s investment strategy, subject to the overall supervision of the Board.

    In light of this structure, in order to allow for continuity of investment management services while limiting fund expenses through an expense limitation agreement, including through the Guaranteed Waiver and Voluntary Waiver (as defined and described below), the Board, including all of the Independent Directors, at a meeting held on February 18, 2021, determined to (i) terminate the Existing Advisory Agreement with PFIM, (ii) enter into the New Advisory Agreement with PCM and (iii) enter into an expense limitation agreement with PCM (the “New ELA”) in connection with entering into the New Advisory Agreement with PCM, each subject to and conditioned on stockholder approval of the New Advisory Agreement at the Special Meeting. Under the New ELA, PCM may waive a portion or all of the investment advisory fees that it is entitled to receive under the New Advisory Agreement in order to limit the Fund’s operating expenses to an annual rate, expressed as a percentage of the Fund’s average quarterly net assets, equal to 8.00% (the “Expense Limit,” and each such permissive waiver referred to as a “Voluntary Waiver”). The Expense Limit under the New ELA is the same as the Expense Limit that existed under the Former ELA; however, in addition to the Voluntary Waivers, PCM will agree to waive investment advisory fees to the extent necessary to limit the Fund’s operating expenses to the Expense Limit from the effective date of the New ELA through September 30, 2021 (“Guaranteed Waiver”). The Former ELA only contained a Voluntary Waiver and, unlike the New ELA, did not contain a Guaranteed Waiver.

Under the New ELA, the Fund would be required to reimburse PCM for fees that PCM has waived within three years of the date of such waiver solely to the extent that the Fund has sufficient excess cash on hand at the time of any proposed reimbursement and that the repayment limitations that are set forth in the New ELA (the “Repayment Limitations”) can be satisfied. The Repayment Limitations require that any proposed reimbursement be limited to the lesser of (i) the excess of the Expense Limit applicable to such quarter over the Fund’s actual operating expenses for such quarter and (ii) the amount of reimbursement which, when added to the Fund’s expenses for such quarter, permits the Fund to pay the then-current aggregate quarterly distribution to its shareholders, at a minimum annualized rate of at least 6.00% (based on the gross offering prices of Fund shares) from the sum of (x) the Fund’s net investment income (loss) for such quarter plus (y) the Fund’s net realized gains (losses) for such quarter.

If stockholders approve the New Advisory Agreement at the Special Meeting, the Fund expects to terminate the Existing Advisory Agreement and enter into the New Advisory Agreement and the New ELA on or about April 20, 2021, which date is subject to change. If stockholders do not approve the New Advisory Agreement at the Special Meeting, the Existing Advisory Agreement will not terminate and will continue in accordance with its terms and provisions, and the Fund will not enter into the New Advisory Agreement and the New ELA.

The 1940 Act requires that the New Advisory Agreement be approved by the Fund’s stockholders in order for it to become effective. At the meeting of the Board held on February 18, 2021, and for the reasons discussed below (see “Board Considerations”), the Board, including the directors who are not parties to the Existing Advisory Agreement or the New Advisory Agreement and who are not “interested persons” (as defined in the 1940 Act) of the Fund, PFIM or PCM (the “Independent Directors”), unanimously (i) approved the New Advisory Agreement on behalf of the Fund, subject to and conditioned on stockholder approval thereof, which is identical in all material respects to the Existing Advisory Agreement except for the date of effectiveness, the term and PCM serving as the investment adviser, and (ii) approved the submission of the New Advisory Agreement to and recommended its approval by our stockholders. At this meeting, the Board, including all of the Independent Directors, also approved the termination of the Existing Advisory Agreement and entering into the New ELA, each subject to and conditioned on stockholder approval of the New Advisory Agreement. The February 18, 2021 meeting of the Board was held telephonically and not in person in reliance on the Commission’s Order Under Section 6(c) and Section 38(a) of the Investment Company Act of 1940 Granting Exemptions From Specified Provisions of the Investment Company Act and Certain Rules Thereunder; Commission Statement Regarding Prospectus Delivery (the “Order”) issued on March 25, 2020 and as extended. In accordance with the Order, the Board instructed that ratification of any actions at the February 18, 2021 meeting be included on the agenda for the Board’s next in person meeting.

As described below, the Existing Advisory Agreement and the New Advisory Agreement are identical in all material respects except for the date of effectiveness, the term and PCM serving as the investment adviser. In this regard, the Existing Advisory Agreement and the New Advisory Agreement contain the same terms, conditions and fee rates, and provide for the same management services to be conducted by PCM as were conducted by PFIM. If approved by our stockholders, the New Advisory Agreement will have an initial two-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act. If the New Advisory Agreement is not approved by our stockholders, the Existing Advisory Agreement will not terminate and will continue in accordance with its terms and provisions, and the Fund will not enter into the New Advisory Agreement and the New ELA.

The form of the New Advisory Agreement is attached hereto as Appendix A.

The Fund is not aware of any financial condition of PCM that is reasonably likely to impair the financial ability of PCM to fulfill its commitment to the Fund under the New Advisory Agreement.

Information Regarding the Investment Adviser

    As noted above, PCM is the operating member of PFIM and is responsible for making all investment and operational decisions for PFIM. PFIM is led, managed and operated by a team of investment and operations professionals from the investment and operations teams of PCM and its affiliate, Prospect Administration. These PCM individuals are responsible for the day-to-day operations of PFIM and are responsible for developing, recommending and implementing the Fund’s investment strategy, subject to the overall supervision of the Board. The address of each of PFIM and PCM is 10 East 40th Street, 42nd Floor, New York, NY 10016. John F. Barry III is the principal executive officer of PCM, his address is Attn: John F. Barry III, 10 East 40th Street, 42nd Floor, New York, NY 10016 and his principal occupation is serving as the principal executive officer of PCM. PCM, as a limited partnership, does not have any directors. PCM is owned by Mr. Barry.

One of the Fund’s directors, M. Grier Eliasek, is an officer of PCM. None of the Fund’s Independent Directors owns securities of or has any other material direct or indirect interest in PCM or PFIM, or any of their parents or subsidiaries. Since June 30, 2020, none of the Fund’s Independent Directors has had, directly or indirectly, a material interest, material transaction, or material proposed transaction to which PCM or PFIM, or any of their parents or subsidiaries was or is to be a party.

Comparison of the Existing Advisory Agreement and the New Advisory Agreement

    The terms of the New Advisory Agreement, including the management services provided to and the fees payable by the Fund thereunder, are identical in all material respects to those of the Existing Advisory Agreement except for the date of effectiveness, the term and PCM serving as the investment adviser. As such, the Existing Advisory Agreement and the New Advisory Agreement contain the same terms, conditions, and fee rates, and provide for the same management services to be conducted by the investment adviser. There is no change in the management fees or incentive fees payable by the Fund to its investment adviser under either agreement. If approved by the Fund’s stockholders, the New Advisory Agreement with PCM will expire two years from the date of its execution, unless continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act.

If stockholders approve the New Advisory Agreement at the Special Meeting, the Fund expects to terminate the Existing Advisory Agreement and enter into the New Advisory Agreement and the New ELA on or about April 20, 2021, which date is subject to change. If stockholders do not approve the New Advisory Agreement at the Special Meeting, the Existing Advisory Agreement will not terminate and will continue in accordance with its terms and provisions, and the Fund will not enter into the New Advisory Agreement and the New ELA.

Below is a comparison of certain terms of the Existing Advisory Agreement to the terms of the New Advisory Agreement. For a more complete understanding of the New Advisory Agreement, please refer to the form of the New Advisory Agreement provided in Appendix A. The summary below is qualified in all respects by the terms and conditions of the form of New Advisory Agreement attached hereto as Appendix A.

    Investment Advisory Services.  The investment advisory services to be provided by PCM to the Fund under the New Advisory Agreement will be identical to those services currently provided by PFIM to the Fund under the Existing Advisory Agreement. Each of the Existing Advisory Agreement and the New Advisory Agreement provide that the relevant investment adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations, and administer the Fund’s affairs to the extent requested by, and subject to the supervision of, the Fund’s Board.

    Fees.  Under each of the Existing Advisory Agreement and the New Advisory Agreement, the Fund pays identical fees to its investment adviser. Such fees consist of two components — a base management fee and an incentive fee based on the Fund’s performance — which are described below:

    Base Management Fee. The base management fee is calculated at an annual rate of 1.75% (0.4375% quarterly) of the Fund’s average total assets (including amounts borrowed for investment purposes) and payable quarterly in arrears. For the first quarter of our operations commencing with the date of the New Advisory Agreement, the base management fee will be calculated based on the average value of our total assets as of the date of the New Advisory Agreement and at the end of the calendar quarter in which the date of the New Advisory Agreement falls, and appropriately adjusted for any share issuances or repurchases during that calendar quarter. Subsequently, the base management fee will be calculated based on the average value of the Fund’s total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the then current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. At the investment adviser’s option, the base management fee for any period may be deferred, without interest thereon, and paid to the investment adviser at any time subsequent to any such deferral as the investment adviser determines.

     Incentive Fee. The incentive fee consists of two parts: (1) a subordinated incentive fee on income and (2) a capital gains incentive fee, which are described below:

    Subordinated Incentive Fee on Income. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding calendar quarter. For this purpose “pre-incentive fee net investment income” means interest income, dividend income and distribution cash flows from equity investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses reimbursed under the New Investment Advisory Agreement and the Fund’s administration agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The subordinated incentive fee on income is subject to a quarterly fixed preferred return to investors or “hurdle”, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, of 1.5% per quarter (6.0% annualized), subject to a “catch up” feature measured at the end of each calendar quarter. Operating expenses are included in the calculation of the subordinated incentive fee on income.

    The Fund will pay the investment adviser a subordinated incentive fee on income for each calendar quarter as follows:

    ●    No incentive fee is payable to the investment adviser in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the fixed preferred return rate of 1.5%, or the fixed preferred return.

    ●    100% of the Fund’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the fixed preferred return but is less than or equal to 1.875% in any calendar quarter (7.5% annualized). The Fund refers to this portion of its pre-incentive fee net investment income (which exceeds the fixed preferred return but is less than or equal to 1.875%) as the “catch-up.” The effect of the “catch-up” provision is that, if the Fund’s pre-incentive fee net investment income reaches 1.875% in any calendar quarter, the investment adviser receives 20.0% of the Fund’s pre-incentive fee net investment income as if a preferred return did not apply.

    ●    20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized) is payable to the investment adviser. This reflects that once the fixed preferred return is reached and the catch-up is achieved, 20.0% of all pre-incentive fee net investment income thereafter is allocated to the investment adviser.
The following is a graphical representation of the calculation of the subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income
Pre-incentive fee net investment income
(expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter)

Percentage of pre-incentive fee net investment income allocated to incentive fee

Capital Gains Incentive Fee. The second part of the incentive fee, which is referred to as the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), and equals 20.00% of the Fund’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the investment adviser, the Fund calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in the Fund’s portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from the Fund’s participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for the Fund’s calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception. Operating expenses are not taken into account when determining capital gains incentive fees.

    Indemnification.  Each of the Existing Advisory Agreement and the New Advisory Agreement identically provide that, absent willful misfeasance, bad faith or gross negligence in the performance of the investment adviser’s duties or by reason of the reckless disregard of the investment adviser’s duties and obligations the investment adviser and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the them, including without limitation Prospect Administration) shall not be liable to the Fund for any action taken or omitted to be taken by the investment adviser in connection with the performance of any of its duties or obligations under the applicable advisory agreement or otherwise as an investment adviser of the Fund, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Fund shall indemnify, defend and protect the investment adviser and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them, including without limitation Prospect Administration, each of whom shall be deemed a third party beneficiary of the applicable advisory agreement) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the investment adviser’s duties or obligations under the applicable advisory agreement or otherwise as an investment adviser of the Fund.

Further, under both the Existing Advisory Agreement and the New Advisory Agreement, the Fund will not provide indemnification to a person for any loss or liability that would violate any other federal or state securities laws. To this end and in order to comply with NASAA Omnibus Guidelines, until such time as the Fund may list its shares of common stock on a national securities exchange the below limitations on indemnification shall apply.

The Fund shall not provide for indemnification of an any party entitled to indemnification unless all of the following conditions are met:

•We have determined, in good faith, that the course of conduct that caused the loss or liability was in the Fund’s best interests;

•We have determined, in good faith, that the party seeking indemnification was acting on behalf of or performing services for us;

•We have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party is the investment adviser, an affiliate of the investment adviser or our officer, or (B) gross negligence or willful misconduct in the case that the party is a director (and not also our officer, the investment adviser, or an affiliate of the investment adviser); or

•Such indemnification or agreement to hold harmless is recoverable only out of assets and not from the stockholders.

The Fund shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by any person seeking indemnification unless one or more of the following conditions are met:

•there has been a successful adjudication on the merits of each count involving the alleged material securities law violations;

•such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

•a court of competent jurisdiction approves a settlement of the claims, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

    Continuance.  The Existing Advisory Agreement originally was in effect for an initial two-year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If our stockholders approve the New Advisory Agreement, the New Advisory Agreement will also have an initial two-year term, with the ability to continue thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act.

    Termination.  Each of the Existing Advisory Agreement and the New Advisory Agreement provide that the agreement (i) shall automatically terminate in the event of its assignment, (ii) may be terminated at any time by the Fund, without the payment of any penalty, upon sixty (60) days’ written notice to the investment adviser and (iii) may be terminated at any time by the investment adviser upon one hundred twenty (120) days’ written notice to the Fund. The Fund may effect termination by action of the board of directors or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Stockholder Approval

    To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

    The New Advisory Agreement was unanimously approved by the Board on February 18, 2021 after consideration of all factors that it determined to be relevant to its deliberations, including those discussed in “Board Considerations” below. The Board also determined to submit the New Advisory Agreement for consideration by the stockholders of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT.

Board Considerations

    The Board held a telephonic meeting on February 18, 2021 at which it unanimously approved the New Advisory Agreement, which is identical in all material respects to the Existing Advisory Agreement except for the date of effectiveness, the term and PCM serving as the investment adviser, and approved the submission of the New Advisory Agreement to and recommended its approval by stockholders at the Special Meeting. If approved by stockholders, the New Advisory Agreement will have an initial two-year term and may be continued thereafter for successive one-year periods if such continuance is approved in the manner provided for under Section 15 of the 1940 Act. If the New Advisory Agreement is not approved by stockholders, the Existing Advisory Agreement will not terminate and will continue in accordance with its terms and provisions, and the Fund will not enter into the New Advisory Agreement and the New ELA.

At the Board meeting held on February 18, 2021, the Board, including all of the Independent Directors, also considered and unanimously approved entering into the New ELA with PCM, subject to and conditioned on stockholder approval of the New Advisory Agreement at the Special Meeting. In approving the New ELA, the Board considered the Guaranteed Waiver and the Voluntary Waiver, as well as the fact that PCM had previously elected to voluntarily waive investment advisory fees under the Former ELA.

In connection with the Board’s review of the New Advisory Agreement, the Independent Directors requested, and PCM provided the Board with, information about a variety of matters relating to, among other things:

•The nature, quality and extent of the advisory and other services to be provided to the Fund by PCM and the assurance from PCM that there will be no diminution in the nature, quality and extent of services that it currently provides in its capacity as the operating member of PFIM.

•The investment experience and performance of individuals affiliated with the Fund and PCM.
•That there are no changes to the advisory fee rates and expense arrangements provided for in the Existing Advisory Agreement.
•The absence of any changes in the employees and staff of PCM’s day-to-day operations.
•Comparative data with respect to advisory fees or similar expenses paid by other business development companies and registered investment companies with similar investment objectives.
•The Fund’s projected operating expenses and expense ratio compared to other business development companies and registered investment companies with similar investment objectives.
•Any existing and potential sources of indirect income to PCM from its relationships with the Fund and the profitability of those relationships.
•Information about the services to be performed and the personnel performing such services under the New Advisory Agreement.
•The organizational capability and financial condition of PCM and its affiliates.
•PCM’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to PCM.
•The possibility of obtaining similar services from other third party service providers or through an internally managed structure.

    In connection with the unanimous approval by the Board, including the Independent Directors, of the New Advisory Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, the fiduciary duty of investment advisers with respect to advisory agreements and compensation, the standards used by courts in determining whether investment company boards have fulfilled their duties and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the New Advisory Agreement, the Independent Directors received materials in advance of the meetings from PCM that included, among other things, a comparison of the fee rates charged by advisers to competing closed-end funds. The Board applied its business judgment to determine whether the arrangements between the Fund and PCM are reasonable business arrangements from the Fund’s perspective as well as from the perspective of the Fund’s stockholders.

PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES
The Fund’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the proposals set forth in this Proxy Statement.
If a quorum is not present at the Special Meeting, the Chairman of the meeting may adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, the Fund’s stockholders may be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal.
If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.
The Board believes that, if the number of shares of the Fund’s stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the Fund’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Fund in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Fund’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.
Approval of this “Proposal 2: Adjournment of the Special Meeting to Solicit Additional Proxies” requires the affirmative vote of a majority of the votes cast for the proposal. Abstentions will have the same effect as a vote against this proposal and broker non-votes, if any, will have no effect on the vote for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

Financial Statements and Other Information
The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Fund at Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).
Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the applicable Fund at the address and phone number set forth below.

Requests should be directed to Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at www.sec.gov.

Other Business

The Board knows of no other matters that may be presented for stockholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon them in their discretion.
Submission of Stockholder Proposals

Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Fund’s proxy statement and proxy card for consideration at the 2021 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Fund, c/o Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016, in a timely manner, calculated in the manner provided in Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable state law and the Fund’s bylaws and charter, as discussed below. The Fund expects that the 2021 Annual Meeting of Stockholders will be held in December 2021, but the exact date, time and location of such meeting have yet to be determined. While the Board will consider stockholder proposals, the Fund reserves the right to omit from its proxy statement and proxy card any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 under the Exchange Act.

To be considered timely pursuant to Rule 14a-8(e) under the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date the Fund’s proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder’s proposal must be received not earlier than September 17, 2021 in order to be included in the Fund’s proxy statement and proxy card for the 2021 Annual Meeting of Stockholders.
In addition, the Fund’s bylaws contain an advance notice provision with respect to director nominations and other proposals, whether or not included in our proxy statement. The Fund’s bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose other business for consideration at an annual meeting, written notice in the manner provided for in the bylaws containing the information required by the bylaws generally must be delivered to the Fund’s Secretary at its principal executive office not earlier than the 120th day prior to the first anniversary of the date the Fund first released its proxy statement for the preceding year’s annual meeting (the

“Anniversary Date”) nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the Anniversary Date. Accordingly, under the Fund’s current bylaws, a stockholder nomination for director or proposal of other business intended to be considered at the 2021 Annual Meeting of Stockholders must be received by the Fund’s Secretary not earlier than September 17, 2021, and not later than 5:00 p.m., Eastern Time, on October 17, 2021. Proposals should be addressed to the Fund’s Secretary, c/o Prospect Flexible Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016. In the event that the date of the next annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of prior annual meeting of stockholders, a notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such next annual meeting and not later than 5:00 p.m. Eastern Time on the 90th day prior to the date of such next annual meeting or the tenth day following the day on which public announcement of the date of such next annual meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,
                                                        Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary

New York, New York
March 1, 2021

Appendix A

FORM OF

INVESTMENT ADVISORY AGREEMENT
BETWEEN
PROSPECT FLEXIBLE INCOME FUND, INC.
AND
PROSPECT CAPITAL MANAGEMENT L.P.
Agreement made this [___] day of [___] 2021 (this “Agreement”), by and between Prospect Flexible Income Fund, Inc., a Maryland corporation (the “Corporation”), and Prospect Capital Management L.P., a Delaware limited partnership (the “Adviser”).
WHEREAS, the Corporation is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
WHEREAS, the Adviser is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1.    Duties of the Adviser.
(a)    The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the Board of Directors of the Corporation, for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Corporation’s Registration Statement on Form N-2, as the same shall be amended from time to time (as amended, the “Registration Statement”), (ii) in accordance with the Investment Company Act and (iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Corporation’s articles of incorporation and by-laws, as each may be amended from time to time. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) close and monitor the Corporation’s investments; (iv) determine the securities and other assets that the Corporation will purchase, retain, or sell; (v) perform due diligence on prospective investments; and (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to acquire debt financing, the Adviser will arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Corporation’s Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Corporation through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

(b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c) Subject to the requirements of the Investment Company Act, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation. The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law and shall contain a provision requiring the Sub-Adviser to comply with Sections 1(e) and 1(f) of this Agreement below as if it were the Adviser.

(d) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

(e) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Corporation’s Board of Directors such periodic and special reports as the Corporation’s Board of Directors may reasonably request. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporation’s request, provided that the Adviser may retain a copy of such records.

(f) The Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act) by the Adviser, including an investment allocation policy which delineates how the Adviser will allocate investments between the Corporation, on the one hand, and other funds, separate accounts and investment accounts managed by the Advisor, on the other hand. The Adviser has provided the Corporation, and in the future shall provide the Corporation, at such times as the Corporation shall reasonably request, with a copy of such policies and procedures and a report of such policies and procedures; such report shall be of sufficient scope and in sufficient detail, as may reasonably be required to comply with Rule 38a-1 under the Investment Company Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

(g) The Adviser shall have a fiduciary responsibility and duty to the Corporation and the Corporation’s stockholders for the safekeeping and use of all the funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control, and that the Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Corporation. The Adviser shall not, by entry into an agreement with any stockholder of the Corporation or otherwise, contract away the fiduciary obligation owed to the Corporation and the Corporation’s stockholders under common law. Nothing herein shall be construed to mean that the power of direction of the Adviser or the exercise of such power by any person shall cause such person to have duties, including fiduciary duties, or liabilities relating thereto to the Corporation or any stockholder.

2. Corporation’s Responsibilities and Expenses Payable by the Corporation. All investment professionals of the Adviser, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Corporation. The Corporation, either directly or through reimbursement of the Adviser, will bear all other costs and expenses of its operations and transactions, including (without limitation) those relating to: organization and offering; calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by the Adviser, Prospect Administration LLC (or such other entity serving as the Corporation’s administrator, the “Administrator”) or affiliates thereof payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective investments; interest payable on debt, if any, incurred to finance the Corporation’s investments; offerings of the Corporation’s debt, common stock and other securities; investment advisory and management fees; administration fees, if any, payable under the Administration Agreement (as amended and restated, the “Administration Agreement”) between the Corporation and the Administrator; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; all costs of registration and listing the Corporation’s securities on any securities exchange; federal, state and local taxes; Directors’ fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission or any other governmental agency; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporation’s allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; research and market data expenses including, without limitation, news and quotation equipment and services; computer software specific to the business of the Corporation; any unreimbursed expenses incurred in connection with transactions not consummated; and all other expenses incurred by the Corporation or the Administrator in connection with administering the Corporation’s business, including payments under the Administration Agreement between the Corporation and the Administrator based upon the Corporation’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Corporation’s chief compliance officer and chief financial officer and their respective staffs. The Adviser will be entitled to receive reimbursement from the Corporation of organization and offering expenses it has paid on behalf of the Corporation until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered.

3. Compensation of the Adviser. The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an income incentive fee (“Incentive Fee”), as hereinafter set forth. The Corporation shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

(a) The Base Management Fee shall be calculated at an annual rate of 1.75% of the Corporation’s average total assets as described below. For the first quarter of the Corporation’s operations commencing with the date of this Agreement, the Base Management Fee will be calculated based on the average value of the Corporation’s total assets as of the date of this Agreement and at the end of the calendar quarter in which the date of this Agreement falls, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Subsequently, the Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average value of the Corporation’s total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base Management Fees for any partial month or quarter will be appropriately pro-rated. At the Adviser’s option, the Base Management Fee for any period may be deferred, without interest thereon, and paid to the Adviser at any time subsequent to any such deferral as the Adviser determines.
(b) The Incentive Fee shall consist of two parts, as follows:

(i) One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance or other fees that the Corporation receives from portfolio companies) accrued by the Corporation during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the organization and offering expenses and the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation’s net assets at the end of the immediately preceding calendar quarter, will be compared to a preferred return of 1.5% per quarter. The Corporation will pay the Adviser an Incentive Fee with respect to the Corporation’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Corporation’s pre-Incentive Fee net investment income does not exceed the preferred return; (2) 100% of the Corporation’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the preferred return but is less than 1.875% in any calendar quarter; and (3) 20% of the amount of the Corporation’s pre-Incentive Fee net investment income, if any, that exceeds

1.875% in any calendar quarter. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

(ii) The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing on the date hereof, and will equal 20.0% of the Corporation’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the Incentive Fee determined as of December 31, 2021 will be calculated for a period of shorter than twelve calendar months to take into account any net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation for the period commencing as of the date of this Agreement and ending December 31, 2021. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

4. Covenants of the Adviser. The Adviser covenants that it is registered as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5. Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and constitutes the best net results for the Corporation.

6. Limitations on the Employment of the Adviser. The services of the Adviser and its affiliates to the Corporation are not exclusive, and the Adviser and its affiliates may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser and its affiliates to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, director, member, partner, officer or employee of the Adviser, the Administrator or their affiliates is or becomes a manager, director, member, partner, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, director, member, partner, officer and/or employee of the Adviser, the Administrator or their affiliates shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, director, member, partner, officer or employee of the Adviser, the Administrator or their affiliates or under the control or direction of the Adviser, the Administrator or their affiliates, even if paid by the Adviser, the Administrator or their affiliates.

8. Limitation of Liability of the Adviser; Indemnification.
(a) The Adviser and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the them, including without limitation the Administrator) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Corporation shall indemnify, defend and protect the Adviser and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them, including without limitation the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).

(b) Notwithstanding anything in section 8(a), until such time as the Corporation is listed on a national securities exchange the indemnification of the Indemnified Parties shall be limited as required by the North American Securities Administrations Association (“NASAA”) Omnibus Guidelines as follows:

i. The Corporation shall not provide for indemnification of an Indemnified Party for any liability or loss suffered, unless all of the following conditions are met:

1. The Corporation has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation;

2. The Corporation has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Corporation;

3. The Corporation has determined, in good faith, that such liability or loss was not the result of negligence or misconduct; and

4. Such indemnification or agreement to hold harmless is recoverable only out of assets and not from the stockholders.

ii. The Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by any Indemnified Party, unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party, or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

9. Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the first date above written. This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Corporation’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Corporation and (b) the vote of a majority of the Corporation’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporation’s Directors. The Adviser may terminate this Agreement upon 120 days’ written notice and shall pay expenses incurred as a result of its voluntary termination of the Agreement. The Adviser shall promptly upon termination: (i) deliver to the Corporation’s Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Corporation’s Board of Directors; (ii) deliver to the Corporation’s Board of Directors all assets and documents of the Corporation then in custody of the Adviser; and (iii) cooperate with the Corporation to provide an orderly transition of services. This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser and its representatives shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 of this Agreement through the date of termination or expiration.

10. Conflicts of Interests and Prohibited Activities.

The following provisions in this Section 10 shall apply for only so long as the shares of the Corporation are not listed on a national securities exchange.

(a) No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Corporation.

(b) Rebates, Kickbacks and Reciprocal Arrangements.

i. The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

ii. The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment of a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing the Corporation’s common stock.

(c) Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Corporation’s funds from being commingled with the funds of any other entity. Nothing in this Subsection 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.

11. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12. Amendments. This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.

13. Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

PROSPECT FLEXIBLE INCOME FUND, INC.

By:
Name:
Title:

PROSPECT CAPITAL MANAGEMENT L.P.

By:
Name:
Title:

PROSPECT FLEXIBLE INCOME FUND

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-758-5880 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Flexible Income Fund, Inc.

The undersigned stockholder hereby appoints M. Grier Eliasek, with power of substitution, as proxy and hereby authorizes him to represent and vote, as provided on the other side, all shares of Prospect Flexible Income Fund, Inc.'s (the "Company") common stock that the undersigned is entitled to vote as of the record date and, in his discretion, upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held virtually on Wednesday, March 31, 2021 at 3:00 p.m., Eastern Time, via live audio webcast over the Internet at www.virtualshareholdermeeting.com/PFIF2021, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-758-5880**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON March 31, 2021. THE PROXY STATEMENT IS AVAILABLE AT:** https://vote.proxyonline.com/flexible/docs/flex.pdf

45671347.1

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Prospect Flexible Income Fund, Inc.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposals.** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL(S):

		FOR	**AGAINST**	**ABSTAIN**
1	To approve the investment advisory agreement between the Fund and Prospect Capital Management L.P.	○	○	○
		FOR	**AGAINST**	**ABSTAIN**
2	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	○	○	○

THANK YOU FOR VOTING

45671347.1

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]